Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of August 29, 2006 (the “Effective Date”), is by and among STORM CAT ENERGY (USA) CORPORATION, a Colorado corporation (“Borrower”), STORM CAT ENERGY CORPORATION, a corporation amalgamated under the laws of British Columbia (“Parent”), and JPMORGAN CHASE BANK, N.A., a national banking association, as Global Administrative Agent (“Global Administrative Agent”) and the sole financial institution a party hereto as a Lender (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower, Parent, Global Administrative Agent and Lender are parties to that certain Credit Agreement dated as of July 28, 2006 (as amended by this First Amendment, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, Borrower and Parent have requested that Lender (i) amend certain terms of the Credit Agreement in certain respects, (ii) establish a Global Borrowing Base and U.S. Borrowing Base in each case in the amount of U.S. $20,000,000, to be effective as of the Effective Date and continuing until the next redetermination or other adjustment of the Global Borrowing Base and the U.S. Borrowing Base thereafter, and (iii) consent to certain transactions more particularly described herein; and

WHEREAS, subject to and upon the terms and conditions set forth herein, Lender has agreed to Borrower’s and Parent’s requests.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Parent, Global Administrative Agent and Lender hereby agree as follows:
SECTION 1 Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of each condition precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Effective Date in the manner provided in this Section 1.

1.1 Amendment to Definitions. The definitions of “Loan Document,” “Obligations” and “Security Documents” contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

“Loan Document” means (1) this Agreement, the First Amendment, the Notes, the Secured Bridge Note, the Security Documents, the Fee Letter, the Intercreditor Agreement, the Facility Guaranties, the Hedging Agreements between Borrower, Parent or any of its Restricted Subsidiaries and any Lender or any Affiliate of a Lender, any Borrowing Request, any Interest Election Request, any election notice, and any agreement with respect to fees described in Section 2.11, and (2) each other agreement, document or instrument delivered by Parent, Borrower or any other Loan Party in connection with this Agreement or the Secured Bridge Note, as amended, supplemented, restated or otherwise modified from time to time. For avoidance of doubt, the term “Loan Document” shall not include the Canadian Loan Documents.

“Obligations” means, at any time, the sum of ii)(1) the aggregate Credit Exposure of the Lenders under the Loan Documents plus (2) all accrued and unpaid interest and fees owing to the Lenders under the Loan Documents plus (3) all Hedging Obligations in connection with all Hedging Agreements between Borrower, Parent or any of its Restricted Subsidiaries and any Lender or any Affiliate of a Lender plus (4) the “Obligation” (as defined in the Secured Bridge Note) of Borrower to JPMorgan Chase Bank, N.A. as “Payee” under and as defined in the Secured Bridge Note plus (5) all other obligations (monetary or otherwise) of Borrower, Parent or any Restricted Subsidiary to any Lender or any Agent, whether or not contingent, arising under or in connection with any of the Loan Documents.

“Security Documents” means each Facility Guaranty, each Mortgage, each Pledge Agreement, the Confirmation and Ratification Agreement, each Canadian Security Document and each other instrument or document executed and delivered pursuant to Section 5.12 or Section 5.15 or pursuant to the Loan Documents to secure any of the Obligations.

1.2 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add the following definitions to such Section:

“BBC” means Bill Barrett CBM, L.L.C., a Texas limited liability company.

“BBC Acquisition” means the purchase by Borrower (or, as applicable, Storm Cat Powder River) of the BBC Assets pursuant to the BBC Acquisition Agreement, which purchase shall be on terms and conditions reasonably acceptable to Global Administrative Agent and Lender.

“BBC Acquisition Agreement” means that certain Purchase and Sale Agreement dated July 17, 2006, by and between BBC, as seller, and Borrower, as buyer, as amended through the Effective Date (as defined in the First Amendment).

“BBC Acquisition Documents” means the BBC Acquisition Agreement and all other agreements, assignments, deeds, conveyances, certificates and other documents and instruments now or hereafter executed and/or delivered by, between or among Borrower, Storm Cat Powder River and BBC pursuant to the BBC Acquisition Agreement or in connection with the BBC Acquisition.

“BBC Assets” means, collectively, the “Assets” as such term is defined in the BBC Acquisition Agreement.

“BBC Reserve Report” means an engineering and economic analysis of the BBC Assets prepared as of July 1, 2006 by Netherland, Sewell & Associates, Inc.

“Confirmation and Ratification Agreement” means that certain Confirmation and Ratification Agreement dated as of August 29, 2006, by each Loan Party for the benefit of JPMorgan Chase Bank, N.A. as Global Administrative Agent, as a Lender and as payee under the Secured Bridge Note.

“First Amendment” means that certain First Amendment to Credit Agreement dated as of August 29, 2006, among Parent, Borrower, Global Administrative Agent and Lenders party thereto.

“Secured Bridge Note” means that certain Secured Promissory Note executed by Borrower and payable to the order of JPMorgan Chase Bank, N.A., in its individual capacity as payee under the Secured Bridge Note and not as Global Administrative Agent, in the original principal amount of $15,000,000, which promissory note shall be secured by the Collateral and payable as provided therein.

“Storm Cat Powder River” means Storm Cat Energy (Powder River) LLC, a Colorado limited liability company.

1.3 Amendment to Total Funded Debt to EBITDA Covenant. Section 6.1 of the Credit Agreement shall be amended to read in full as follows:

“Section 6.1 Ratio of Total Funded Debt to EBITDA. As of the end of any fiscal quarter, commencing with the fiscal quarter ending December 31, 2006, Parent will not permit its ratio of Total Funded Debt outstanding to Annualized EBITDA to be greater than (a) subject to the proviso below, for the fiscal quarters ending December 31, 2006 and March 31, 2007, 5.00 to 1.00, and (b) for the fiscal quarter ending June 30, 2007 and for each fiscal quarter thereafter, 3.00 to 1.00; provided, that, in the event the Indebtedness evidenced by the Secured Bridge Note is paid in full pursuant to its terms (i) on or prior to December 31, 2006, the ratio set forth in clause (a) of this Section 6.1 shall be automatically amended to be 3.50 to 1.00 for the fiscal quarters ending December 31, 2006 and March 31, 2007, and (ii) after December 31, 2006 but on or prior to March 31, 2007, the ratio set forth in clause (a) of this Section 6.1 shall be automatically amended to be 5.00 to 1.00 for the fiscal quarter ending December 31, 2006 and 3.50 to 1.00 for the fiscal quarter ending March 31, 2007, in each case without any further action on the part of Parent, Borrower, Global Administrative Agent or any Lender.”

1.4 Amendment to Debt Covenant. Section 7.1 of the Credit Agreement shall be amended to (6) re-number clauses (x) and (xi) thereof to be clauses (xi) and (xii), respectively, and (7) add thereto a new clause (x) which shall read in full as follows:

“(x) Indebtedness of Borrower evidenced by the Secured Bridge Note and Guarantee obligations of any Loan Party (other than Borrower) in respect thereof pursuant to the Security Documents.”

1.5 Amendment to Events of Default Provision. Section 8.1 of the Credit Agreement shall be amended to add thereto a new clause (l) which shall read in full as follows:

“(l) Event of Default under Secured Bridge Note. Any “Event of Default” as defined in the Secured Bridge Note shall occur.”

SECTION 2 Global Borrowing Base and U.S. Borrowing Base; Allocation of Global Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this First Amendment, and subject to the satisfaction of each condition precedent set forth in Section 4 hereof, Borrower, Parent, Global Administrative Agent and Lender agree that (8) the Borrowing Base and the U.S. Borrowing Base in effect for the period from and after the Effective Date until the next redetermination or other adjustment of the Global Borrowing Base and U.S. Borrowing Base thereafter shall each be U.S. $20,000,000, (9) the redetermination provided for in clause (a) of this Section 2 shall not be construed or deemed to be a discretionary redetermination for purposes of Section 2.7(e) of the Credit Agreement, (10) the Allocated U.S. Borrowing Base shall be U.S. $20,000,000 as of the Effective Date, and (11) the Allocated Canadian Borrowing Base shall be U.S. $0 as of the Effective Date.

SECTION 3 Consent and Waiver. Parent and Borrower have requested that Lender (12) consent to (a) the BBC Acquisition, and (b) the incurrence of the Indebtedness evidenced by the Secured Bridge Note (the transactions described in subclauses (i) and (ii) of this clause (a) being collectively referred to as the “Subject Transactions”), and (13) waive (a) any provision of the Credit Agreement and the other Loan Documents to the extent such provisions prohibit the consummation of the Subject Transactions, and (b) any and all remedies and other rights under the Credit Agreement and the other Loan Documents in respect of any Default or Event of Default to the extent, but only to the extent, occurring solely from the consummation of the Subject Transactions. In reliance on the representations, warranties, covenants and agreements contained in the Credit Agreement and this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof (and in the Credit Agreement, as applicable), Lender hereby (x) consents to the Subject Transactions, and (y) waives (i) any provision of the Credit Agreement and the other Loan Documents to the extent such provisions prohibit the consummation of the Subject Transactions, and (ii) any and all remedies and other rights under the Credit Agreement and the other Loan Documents in respect of any Default or Event of Default to the extent, but only to the extent, occurring solely from the consummation of the Subject Transactions. The consents and waivers contained in this Section 3 are limited solely to the Subject Transactions, and the applicable provisions of the Credit Agreement and the other Loan Documents to the extent they prohibit the consummation of, or provide rights and remedies in respect of the consummation of, such transactions. Nothing contained herein shall be deemed (i) a consent to any action other than the consummation of the Subject Transactions, or (ii) a waiver of any provisions of the Credit Agreement or any other Loan Document except to the extent any such provision prohibits the consummation of, or provides rights and remedies in respect of the consummation of, the Subject Transactions.

SECTION 4 Conditions Precedent. The effectiveness of (14) the amendments to the Credit Agreement contained in Section 1 hereof, (15) the increase in the Global Borrowing Base and U.S. Borrowing Base contained in Section 2 hereof, and (16) the consents and waivers contained in Section 3 hereof, is subject to the satisfaction of each condition precedent set forth in this Section 4:

4.1 Closing Deliveries. Global Administrative Agent shall have received each of the following documents, instruments and agreements, each of which shall be in form and substance, and, as applicable, executed in such counterparts, as shall be acceptable to Global Administrative Agent and Lender:

(a) a fully executed copy of the BBC Acquisition Agreement and all other material documents, instruments and agreements executed and/or delivered by any Loan Party in connection with the BBC Acquisition Agreement and the closing of the BBC Acquisition, together with a certificate from an Authorized Officer of Borrower certifying that (i) such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto, (ii) no material right or obligation of any party thereto has been modified, amended or waived, and (iii) subject only to the establishment of the Global Borrowing Base and U.S. Borrowing Base described in Section 2 hereof and the disbursement and application of proceeds in connection therewith and in connection with the Secured Bridge Note, the BBC Acquisition will be consummated on the terms set forth in the BBC Acquisition Agreement;

(b) all environmental reports that Borrower has obtained in connection with the BBC Acquisition, which reports shall be reasonably acceptable to Global Administrative Agent and its counsel;

(c) Mortgages and amendments to Mortgages duly executed and delivered by Borrower or, as applicable, Storm Cat Powder River, together with such other assignments, conveyances, amendments, agreements and other writings, including, without limitation, UCC-1 and UCC-3 financing statements, in form and substance satisfactory to Global Administrative Agent, pursuant to which, among other things, (17) Borrower or, as applicable, Storm Cat Powder River, shall grant to Global Administrative Agent a first and prior Lien, subject only to Permitted Encumbrances, in and to the BBC Assets constituting Borrowing Base Properties, and (18) the existing Mortgages shall be amended to evidence and reflect the Secured Bridge Note;

(d) the Confirmation and Ratification Agreement duly executed and delivered by each Loan Party;

(e) opinions dated the Effective Date, addressed to Global Administrative Agent and all Lenders from (19) Hogan & Hartson L.L.P., counsel to Parent and Borrower, and (20) local counsel in the State of Wyoming, in each case in form and substance acceptable to Global Administrative Agent and its counsel; and

(f) such other documents, instruments and agreements as Global Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

4.2 BBC Acquisition. Subject only to the establishment of the Global Borrowing Base and U.S. Borrowing Base described in Section 2 hereof and the disbursement and application of proceeds in connection therewith and in connection with the Secured Bridge Note, Borrower shall have completed the BBC Acquisition in accordance with the terms of the BBC Acquisition Agreement, and as a result thereof, Borrower (or, as applicable, Storm Cat Powder River) shall have acquired good title to the BBC Assets, free and clear of all Liens except Permitted Encumbrances. Upon completion of the BBC Acquisition, the representations and warranties contained in Section 3.5, Section 3.15 and Section 3.16 of the Credit Agreement will not be inaccurate in any material respect.

4.3 Title Review. Global Administrative Agent or its counsel shall have completed a satisfactory review of title to not less than 80% of the Present Value of the BBC Assets evaluated for purposes of establishing the amount of the Global Borrowing Base set forth in Section 2 hereof, and such review shall not have revealed any condition or circumstance which would reflect that the representations and warranties contained in Section 3.5 of the Credit Agreement are inaccurate in any respect.

4.4 Hedging Agreements. Borrower shall have entered into Hedging Agreements with Approved Counterparties and the notional volumes for which are not less than 80% of the reasonably anticipated projected production from proved, developed, producing Oil and Gas Properties (including, without limitation, the BBC Assets), and which Hedging Agreements shall have a term of three (3) years from the Effective Date.

4.5 Secured Bridge Note. JPMorgan Chase Bank, N.A. shall have received the original duly executed Secured Bridge Note, together with such other documents, instruments and agreements required to be delivered in connection with such Secured Bridge Note, and all conditions to the advance of the proceeds of such Secured Bridge Note shall have been satisfied.

4.6 No Defaults. Prior to and after giving effect to the amendments contained in Section 1 hereof, and at the time the BBC Acquisition is to be consummated, no Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency shall exist, nor shall the consummation of such transaction result in any Default, Event of Default, Global Borrowing Base Deficiency or U.S. Borrowing Base Deficiency.

4.7 Fees and Expenses. Borrower shall have paid (21) all fee and amounts as Borrower shall be required to pay to Global Administrative Agent and its Affiliates pursuant to any separate agreement between or among Borrower, Global Administrative Agent and/or its Affiliates, and (22) all reasonable fees and expenses incurred by Global Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment, including, without limitation, all reasonable fees and expenses of Vinson & Elkins L.L.P., counsel to Global Administrative Agent.

4.8 Other Documentation. Global Administrative Agent shall have received such other documents, instruments and agreements as it or Lender may reasonably request, all in form and substance reasonably satisfactory to Global Administrative Agent and Lender.

SECTION 5 Representations and Warranties of Borrower. To induce Lender and Global Administrative Agent to enter into this First Amendment, Parent and Borrower hereby jointly and severally represent and warrant to Lender and Global Administrative Agent as follows:

5.1 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower of this First Amendment are within Parent’s and Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent or Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower except Permitted Encumbrances.

5.2 Validity and Enforceability. This First Amendment constitutes the valid and binding obligation of Parent and Borrower enforceable in accordance with its terms, except as (23) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (24) the availability of equitable remedies may be limited by equitable principles of general application.

5.3 Accuracy of Representations and Warranties. Each representation and warranty of each Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof (except to the extent such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

5.4 Absence of Defaults. Prior to and after giving effect to the amendments contained in Section 1 hereof, no Default or Event of Default has occurred which is continuing.

5.5 No Defense. Borrower has no defense to payment of, or any counterclaim or rights of set-off with respect to, all or any portion of the Obligations.

SECTION 6 Miscellaneous.

6.1 Reaffirmation of Loan Documents. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect, and are hereby ratified and confirmed. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations.

6.2 Confirmation of Loan Documents and Liens. As a material inducement to Lender to make the agreements and grant the consents, waivers and amendments set forth herein, Parent and Borrower hereby (25) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents and the Liens granted thereunder, (26) agree that the execution, delivery and performance of this First Amendment and the consummation of the transactions contemplated hereby shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens, and (27) acknowledge and agree that the Liens granted under the Loan Documents secure, and after the consummation of the transactions contemplated hereby will continue to secure, the payment and performance of the Obligations as first priority perfected Liens.

6.3 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.4 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Global Administrative Agent incurred by Global Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment.

6.5 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Parent, Borrower and Lender have executed a counterpart. Facsimiles shall be effective as originals.

6.6 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

6.7 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

6.8 Effectiveness. This First Amendment shall be effective automatically and without necessity of any further action by Parent, Borrower, Global Administrative Agent or Lender when counterparts hereof have been executed by Parent, Borrower and Lender, and all conditions to the effectiveness hereof set forth herein and in the Credit Agreement have been satisfied (including, without limitation, all conditions precedent set forth in Section 4 hereof).

6.9 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature pages to follow]

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
STORM CAT ENERGY CORPORATION,
STORM CAT ENERGY (USA) CORPORATION, AS BORROWER, AND
JPMORGAN CHASE BANK, N.A., AS GLOBAL ADMINISTRATIVE AGENT
AND THE SOLE LENDER PARTY THERETO

PARENT:

STORM CAT ENERGY CORPORATION,
a corporation amalgamated under the laws of British Columbia

By: /s/ J. Scott Zimmerman
J. Scott Zimmerman, President and
Chief Executive Officer

BORROWER:

STORM CAT ENERGY (USA) CORPORATION,
a Colorado corporation

By:/s/ J. Scott Zimmerman
J. Scott Zimmerman, President

[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
STORM CAT ENERGY CORPORATION,
STORM CAT ENERGY (USA) CORPORATION, AS BORROWER, AND
JPMORGAN CHASE BANK, N.A., AS GLOBAL ADMINISTRATIVE AGENT
AND THE SOLE LENDER PARTY THERETO

Each of the undersigned (i) consent and agree to this First Amendment, and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY:

STORM CAT ENERGY (POWDER RIVER) LLC,
a Colorado limited liability company

By:/s/ J. Scott Zimmerman
J. Scott Zimmerman, Manager

STORM CAT ENERGY (USA) OPERATING CORPORATION, a Colorado corporation

By:/s/ J. Scott Zimmerman
J. Scott Zimmerman, President

STORM CAT ENERGY (ALASKA) LLC,
a Colorado limited liability company

By:/s/ J. Scott Zimmerman
J. Scott Zimmerman, Manager

TRIPLE CROWN GATHERING CORPORATION,
a Colorado corporation

By:/s/ J. Scott Zimmerman
J. Scott Zimmerman, President

[Signature Page]

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT
BY AND AMONG
STORM CAT ENERGY CORPORATION,
STORM CAT ENERGY (USA) CORPORATION, AS BORROWER, AND
JPMORGAN CHASE BANK, N.A., AS GLOBAL ADMINISTRATIVE AGENT
AND THE SOLE LENDER PARTY THERETO

GLOBAL ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Global Administrative Agent

By:/s/ J. Scott Fowler
J. Scott Fowler, Senior Vice President

LENDER:

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:/s/ J. Scott Fowler
J. Scott Fowler, Senior Vice President

[Signature Page]